UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 26, 2010
(Date of report)

CARACO PHARMACEUTICAL LABORATORIES, LTD.
(Exact name of registrant as specified in its charter)

Michigan	1-31773	38-2505723
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1150 Elijah McCoy Drive, Detroit, Michigan 48202
(Address of principal executive offices)

(313) 871-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On February 26, 2010, Caraco Pharmaceutical Laboratories, Ltd. (“Caraco”) and RBS Citizens, N.A. (d/b/a Charter One) (“RBS”) agreed to extend to October 9, 2010, the temporary suspension of Caraco’s required compliance with (i) the covenants in the RBS loan agreements relating to the previously disclosed FDA actions against Caraco, and (ii) certain financial covenants.  On or before October 9, 2010, Caraco anticipates entering into revised loan agreements, repaying the loan in full or extending the temporary suspension to a later date.

Item 9.01.  Financial Statements and Exhibits

d.	Exhibits.

Exhibit No.	Description

10.34	Certificate of Suspension of Loan Covenants between Caraco Pharmaceutical Laboratories, Ltd. and RBS Citizens, N.A. (d/b/a Charter One) dated February 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARACO PHARMACEUTICAL LABORATORIES, LTD. (Registrant)

Date: March 3, 2010	By:	/s/ Jitendra N. Doshi
Jitendra N. Doshi
Chief Executive Officer

Exhibit Index

10.34	Certificate of Suspension of Loan Covenants between Caraco Pharmaceutical Laboratories, Ltd. and RBS Citizens, N.A. (d/b/a Charter One) dated February 26, 2010.

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